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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  JUNE 1, 2001
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                                PERKINELMER, INC.
               (Exact Name of Registrant as Specified in Charter)

                MASSACHUSETTS                               1-5075                            04-2052042
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State or Other Jurisdiction of Incorporation)      (Commission File Number)       (IRS Employer Identification No.)

45 WILLIAM STREET, WELLESLEY, MASSACHUSETTS                                                      02481
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   (Address of Principal Executive Offices)                                                   (Zip Code)
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Registrant's telephone number, including area code  (781) 237-5100
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.       OTHER EVENTS.

         PerkinElmer, Inc., a Massachusetts corporation ("PerkinElmer"), currently has effective the following Registration Statements on Form S-3 and Form S-8: (i) Registration Statement on Form S-3, File No. 333-59446, relating to 90,676 shares of PerkinElmer common stock; (ii) Registration Statement on Form S-8, File No. 333-32463, relating to 300,000 shares of PerkinElmer common stock; (iii) Registration Statement on Form S-8, File No. 333-58517, relating to
50,000 shares of PerkinElmer common stock; and (iv) Registration Statement on Form S-8, File No. 333-65367, relating to 500,000 shares of PerkinElmer common stock (collectively, the "Registration Statements"). PerkinElmer effected a two-for-one stock split of its outstanding shares of common stock in the form of a 100% stock dividend payable to stockholders on June 1, 2001. The purpose of this Current Report is to update the Registration Statements to adjust the number of shares of PerkinElmer common stock covered as a result of the stock split. This Current Report is incorporated by reference into the Registration
Statements and the Registration Statements are deemed to cover 181,352 shares, 600,000 shares, 100,000 shares and 1,000,000 shares, respectively, of PerkinElmer common stock.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PERKINELMER, INC.

                                          By: /s/ John L. Healy
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                                              John L. Healy
                                              Assistant Clerk


Date:  June 1, 2001